UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2015

REYNOLDS AMERICAN INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street

Winston-Salem, North Carolina 27101

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code 336-741-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Reynolds American Inc. (“RAI”) is filing this Current Report on Form 8-K to provide certain financial information with respect to Lorillard, Inc. (“Lorillard”) in connection with RAI’s pending acquisition of Lorillard. As previously disclosed, RAI entered into an Agreement and Plan of Merger, dated as of July 15, 2014 (the “Merger Agreement”), by and among Lorillard, RAI and Lantern Acquisition Co., RAI’s direct, wholly owned subsidiary (“Merger Sub”), providing for the merger of Merger Sub with and into Lorillard, with Lorillard surviving as a wholly owned subsidiary of RAI, subject to the terms and conditions set forth in the Merger Agreement.

RAI is providing in this Current Report on Form 8-K audited consolidated financial statements of Lorillard and its subsidiaries as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012, which are attached as Exhibit 99.1 hereto and incorporated by reference herein, and unaudited consolidated condensed financial statements of Lorillard and its subsidiaries as of March 31, 2015 and for the three months ended March 31, 2015 and 2014, which are attached as Exhibit 99.2 hereto and incorporated by reference herein.

In addition, RAI is filing this Current Report on Form 8-K to provide the computation of its ratio of earnings to fixed charges for the three months ended March 31, 2015 and 2014 and for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, which is attached as Exhibit 12.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements

Audited consolidated financial statements of Lorillard, Inc. and its subsidiaries as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013, and 2012, attached as Exhibit 99.1 hereto.

Unaudited consolidated condensed financial statements of Lorillard, Inc. and its subsidiaries as of March 31, 2015 and for the three months ended March 31, 2015 and 2014, attached as Exhibit 99.2 hereto.

(d)	Exhibits.

Exhibit No.	Description

12.1	Computation of Ratio of Earnings to Fixed Charges for the three months ended March 31, 2015 and 2014, and for each of the years ended December 31, 2014, 2013, 2012, 2011 and 2010

23.1	Consent of Deloitte & Touche LLP

99.1	Audited consolidated financial statements of Lorillard, Inc. and its subsidiaries as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013, and 2012

99.2	Unaudited consolidated condensed financial statements of Lorillard, Inc. and its subsidiaries as of March 31, 2015 and for the three months ended March 31, 2015 and 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 9, 2015

REYNOLDS AMERICAN INC.

By:	/s/ McDara P. Folan, III
Name:	McDara P. Folan, III
Title:	Senior Vice President, Deputy General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

12.1	Computation of Ratio of Earnings to Fixed Charges for the three months ended March 31, 2015 and 2014, and for each of the years ended December 31, 2014, 2013, 2012, 2011 and 2010

23.1	Consent of Deloitte & Touche LLP

99.1	Audited consolidated financial statements of Lorillard, Inc. and its subsidiaries as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013, and 2012

99.2	Unaudited consolidated condensed financial statements of Lorillard, Inc. and its subsidiaries as of March 31, 2015 and for the three months ended March 31, 2015 and 2014